UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03632

DWS Tax Free Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Annual Report

to Shareholders

DWS Intermediate Tax/AMT Free Fund

(On August 11, 2014, DWS Intermediate Tax/AMT Free Fund will be renamed Deutsche Intermediate Tax/AMT Free Fund.)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
33 Statement of Assets and Liabilities
35 Statement of Operations
36 Statement of Changes in Net Assets
37 Financial Highlights
42 Notes to Financial Statements
51 Report of Independent Registered Public Accounting Firm
52 Information About Your Fund's Expenses
53 Tax Information
54 Advisory Agreement Board Considerations and Fee Evaluation
59 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Intermediate Tax/AMT Free Fund posted a return of 2.25% over the 12 months ended May 31, 2014. The overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.05% for the same period while the Barclays 7-Year Municipal Bond Index returned 3.13%. The average fund in the Morningstar Muni National Intermediate category returned 2.26% for the 12 months.

Throughout the period, market interest rates reacted strongly to expectations regarding the economy and the potential for the U.S. Federal Reserve Board (the Fed) to begin unwinding its extremely accommodative monetary policy. Early in the period, municipal bond funds began to experience significant outflows as investors found the historically low yields on offer unappealing and sought to minimize exposure to rising interest rates. The negative sentiment intensified on comments from the Fed chair to the effect that the economy had stabilized sufficiently to consider a tapering of long-term bond purchases under its quantitative easing program. Overall bond market sentiment would soon stabilize to a degree on weaker data, including a downward revision in GDP growth that suggested the Fed had ample justification to keep its foot on the monetary pedal. This "stop and go" dynamic with respect to expectations for the Fed would repeat itself throughout much of the 12 months.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund’s objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as differing coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Finally, the managers may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk. Although portfolio management may adjust the dollar-weighted average effective maturity of the fund’s portfolio between three and 10 years, it generally intends to keep it between five and 10 years. In determining the dollar-weighted average effective maturity, portfolio management uses the security’s stated maturity or, if appropriate, an earlier date, reflecting a maturity-shortening device (such as a call, a put, prerefunding, prepayment or redemption provision, or a demand feature) which will likely cause the instrument to be repaid earlier than the stated maturity date.

Municipal market sentiment was negatively impacted by Detroit’s July 2013 filing for bankruptcy and ongoing headline concerns over Puerto Rico’s economic and fiscal outlook. Treasury rates generally trended upward in the latter part of 2013, putting further pressure on all fixed-income prices, including those for municipals.

As the period progressed, municipals would find some support as favorable yields relative to Treasuries drew demand from both retail investors and from institutional investors traditionally more focused on the taxable market. Municipal prices were also supported to a degree by a drop-off in new issuance. Entering 2014, markets appeared to become more comfortable with the likely pace of Fed tightening and bond market rates generally began to drift downward. At the same time, the trend of strong outflows from tax-free mutual funds eased. The result was a strong recovery in municipals over the first few months of 2014 and meaningful positive returns for the full 12 months ended May 31, 2014.

"Entering 2014, markets appeared to become more comfortable with the likely pace of Fed tightening and bond market rates generally began to drift downward."

Throughout the period ended May 31, 2014, the Fed kept short-term rates anchored near zero. While municipal yields rose sharply in the middle part of the period (the 30-year AAA reached a high of 4.51% in September of 2013), they essentially conducted a round trip over the full 12 months. Along the municipal yield curve, the two-year bond yield started and finished the period at 0.29%, while the 10-year yield rose from 2.09% to 2.16%, the 20-year from 2.90% to 3.00%, and the 30-year from 3.24% to 3.26%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, the story with municipal market credit spreads — the incremental yield offered by lower- quality issues vs. AAA-rated issues — was mixed, with issues rated BBB and below lagging in large part due to Puerto Rico, while spreads tightened for many issues in the A-quality range.

Municipal Bond Yield Curve (as of 5/31/14 and 5/31/13)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

Given a steep yield curve entering the period ended May 31, 2014, we maintained exposure to bonds with maturities in the 10-to-15-year range. This exposure was balanced with very short-term holdings in order to maintain an overall maturity within the fund’s guidelines. This barbelled yield curve positioning was the primary constraint on relative returns as longer-term issues were most impacted over the first several months of the period by rising rates and falling prices. This lost ground was largely regained as yields declined over the first several months of 2014, but on balance our positioning among longer maturities was a detractor for the full 12 months.

With respect to the fund’s credit exposures, we had a slight tilt toward bonds rated A and a corresponding tilt away from BBB, as we have felt spreads were relatively tight for BBB issues. This proved helpful as the A-quality segment outperformed overall. In particular, the fund’s meaningful exposure to health care and airport-related issues helped returns as credit spreads tightened. While we had significant exposure to California, our underweighting within the state vs. its significant representation in the benchmark detracted from relative return.

Outlook and Positioning

Municipal yields, while reasonably attractive relative to U.S. Treasuries, ended the period at relatively low levels by recent historical standards. At the end of May 2014, the 10-year municipal bond yield of 2.16% was 87% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.26% was 98% of the comparable U.S. Treasury yield.

Given a relatively steep curve, longer-term issues continue to carry a substantial yield advantage. We are focusing purchases on bonds with maturities in the 8-to-15-year range, while seeking exposure to premium coupon issues that can provide a degree of protection against rising interest rates.

Municipal market credit sentiment appears to have stabilized following the negative headlines of 2013. With respect to the fund’s credit exposure, we continue to see the most attractive opportunities among bonds in the A-quality range, while viewing spreads for issues rated BBB as relatively tight. As always, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays 7-Year Municipal Bond Index is an unmanaged, total-return subset of the Barclays Municipal Bond Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Intermediate category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These fund have an average duration of more than 4.5 years but less than seven years, or average maturity of more than five years but less than 12 years.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

Performance Summary May 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	2.25%	4.45%	4.12%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.56%	3.86%	3.83%
Barclays 7-Year Municipal Bond Index†	3.13%	5.11%	4.95%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	1.46%	3.60%	3.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–1.53%	3.43%	3.31%
Barclays 7-Year Municipal Bond Index†	3.13%	5.11%	4.95%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	1.48%	3.65%	3.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.48%	3.65%	3.34%
Barclays 7-Year Municipal Bond Index†	3.13%	5.11%	4.95%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	2.57%	4.64%	4.34%
Barclays 7-Year Municipal Bond Index†	3.13%	5.11%	4.95%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/14
No Sales Charges	2.53%	4.74%	4.25%
Barclays 7-Year Municipal Bond Index†	3.13%	5.11%	4.76%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 31, 2013 are 0.78%, 1.56%, 1.54%, 0.61% and 0.51% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through May 31, 2014, which is based on the performance period of the life of Institutional Class.

† The Barclays 7-Year Municipal Bond Index is an unmanaged, total return subset of the Barclays Municipal Bond Index. It includes maturities of six to eight years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/14	$11.94	$11.95	$11.94	$11.95	$11.95
5/31/13	$11.99	$12.00	$11.99	$11.99	$12.00
Distribution Information as of 5/31/14
Income Dividends, Twelve Months	$.31	$.22	$.22	$.33	$.34
May Income Dividend	$.0261	$.0179	$.0181	$.0282	$.0283
SEC 30-day Yield‡‡	1.24%	0.49%	0.49%	1.47%	1.49%
Tax Equivalent Yield‡‡	2.19%	0.87%	0.87%	2.60%	2.63%
Current Annualized Distribution Rate‡‡	2.62%	1.80%	1.82%	2.83%	2.84%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.45% and 1.43% for Classes B and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 43.4%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.76% and 2.79% for Classes B and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2014
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.0%
Alabama 0.2%
Alabama, State Public School & College Authority Revenue, Series A, 5.0%, 5/1/2024	3,000,000	3,474,120
Alaska 0.3%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	3,555,000	3,789,381
North Slope Boro, AK, General Obligation, Series A, 2.5%, 6/30/2014	1,175,000	1,177,350
		4,966,731
Arizona 2.4%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,302,730
Arizona, State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road, 5.0%, 7/1/2025	3,000,000	3,472,170
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,609,280
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	3,750,000	4,441,012
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019, INS: NATL	2,400,000	2,749,632
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2028	4,000,000	4,479,200
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	2,987,754
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,320,700
Pima County, AZ, Sewer Revenue, Series A, 5.0%, 7/1/2021	650,000	782,295
		38,144,773
California 11.6%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.0%, 4/1/2028	10,000,000	11,610,400
Series F-1, 5.25%, 4/1/2029	2,500,000	2,925,250
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014, INS: NATL	10,000,000	10,044,200
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,620,200
California, State Economic Recovery, Series A, 5.25%, 7/1/2021	5,000,000	5,989,450
California, State General Obligation:
4.0%, 9/1/2014	16,000,000	16,158,560
5.25%, 10/1/2025	10,000,000	11,733,700
California, State General Obligation, Various Purposes:
5.25%, 9/1/2027	10,000,000	11,831,600
5.75%, 4/1/2027	5,000,000	5,978,550
6.0%, 4/1/2018	1,700,000	2,032,588
6.0%, 3/1/2033	3,765,000	4,557,758
California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Series B, 0.35%*, Mandatory Put 8/1/2014 @ 100, 8/1/2024	1,750,000	1,750,105
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.25%, 11/1/2021	7,000,000	8,659,910
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,393,520
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series A, 5.0%, 3/1/2024	1,000,000	1,185,060
California, University Revenues, Limited Project, Series E, 5.0%, 5/15/2021	5,000,000	5,971,700
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	11,315,500
Los Angeles, CA, General Obligation:
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2019, INS: AGMC	6,340,000	6,725,916
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2020, INS: AGMC	5,915,000	6,275,046
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,459,540
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023, INS: AGMC	7,000,000	8,051,050
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,665,560
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A, 5.25%, 8/1/2027	5,000,000	5,877,500
Series A, 5.25%, 8/1/2028	5,000,000	5,941,800
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	10,495,800
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	2,000,000	2,280,400
Series C, 5.0%, 5/1/2026	2,850,000	3,236,688
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016, INS: NATL	6,260,000	6,325,167
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	10,000	10,035
Ventura County, CA, Certificates of Participation, Public Financing Authority III, 6.0%, 8/15/2026	3,370,000	3,959,918
		186,062,471
Colorado 1.3%
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021, INS: AMBAC	7,000,000	7,874,020
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,830,525
Colorado, State Building Excellent School Today, Certificate of Participation, Series G, 5.0%, 3/15/2025	3,285,000	3,795,588
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,201,320
Denver City & County, CO, Airport Revenue System:
Series B, 5.0%, 11/15/2020	500,000	589,880
Series B, 5.0%, 11/15/2021	500,000	591,950
Series B, 5.0%, 11/15/2022	2,350,000	2,762,597
University of Colorado, Hospital Authority Revenue, Series A, 4.0%, 11/15/2014	605,000	615,739
		20,261,619
Connecticut 0.9%
Connecticut, State General Obligation:
Series C, 4.0%, 6/1/2014	2,070,000	2,070,228
Series C, 5.0%, 6/1/2017, INS: AGMC	3,170,000	3,470,769
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, 5.0%, 10/1/2027	8,000,000	9,471,120
		15,012,117
Delaware 0.4%
Delaware, Transportation Authority Revenue, 5.0%, 9/1/2024	5,115,000	5,974,780
District of Columbia 0.4%
District of Columbia, Income Tax Revenue, Series A, 5.0%, 12/1/2023	5,000,000	5,787,800
Florida 5.4%
Broward County, FL, Airport System Revenue:
Series P-2, 5.0%, 10/1/2021	4,825,000	5,696,974
Series Q-1, 5.0%, 10/1/2021	1,200,000	1,416,864
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	3,156,860
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021, INS: NATL	2,815,000	3,315,226
Florida, Citizens Property Insurance Corp.:
Series A-1, 5.0%, 6/1/2020	7,275,000	8,504,111
Series A-1, 5.0%, 6/1/2021	5,090,000	5,989,607
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	1,745,000	1,868,947
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,335,000	1,570,841
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center, 3.0%, 11/15/2014	700,000	706,587
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2024	4,000,000	4,574,280
Series A, 5.75%, 10/1/2026	8,000,000	9,468,320
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	3,000,000	3,556,590
Series A-1, 5.5%, 10/1/2026	4,400,000	5,190,768
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019, INS: NATL	3,000,000	3,343,440
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2027, INS: AGMC	10,000,000	11,127,600
Orlando & Orange County, FL, Expressway Authority Revenue:
Series B, 5.0%, 7/1/2022	2,000,000	2,385,820
Series A, 5.0%, 7/1/2028	7,500,000	8,338,275
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018, INS: AMBAC	4,000,000	4,406,880
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,800,000
		87,417,990
Georgia 4.7%
Atlanta, GA, Airport Passenger Facility Charge Revenue, Series B, 5.0%, 1/1/2021	8,345,000	9,683,371
Atlanta, GA, Airport Revenue, Series C, 5.75%, 1/1/2023	2,460,000	3,030,818
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.0%, 11/1/2022	3,000,000	3,616,260
Series B, 5.25%, 11/1/2027, INS: AGMC	10,000,000	12,045,700
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2029	10,300,000	11,746,326
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series B, 5.5%, 2/15/2029	8,900,000	9,908,192
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	1,705,000	2,003,921
Georgia, Municipal Electric Authority, Comb Cycle Project:
Series A, 5.0%, 11/1/2022	1,000,000	1,191,080
Series A, 5.0%, 11/1/2027	1,000,000	1,118,130
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,933,975
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	3,420,000	4,046,647
Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2022	10,000,000	11,827,500
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	2,933,725
		76,085,645
Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/1/2024	1,000,000	1,086,150
Hawaii 1.4%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,685,460
Series A, 5.25%, 7/1/2028	5,010,000	5,774,677
Series A, 5.25%, 7/1/2029	3,155,000	3,599,287
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2021	9,000,000	10,322,190
		22,381,614
Illinois 5.7%
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, 5.3%, 1/1/2016, INS: NATL	1,100,000	1,175,229
Chicago, IL, O'Hare International Airport Revenue:
Series D, 5.0%, 1/1/2023	6,540,000	7,771,220
Series C, 5.25%, 1/1/2030, INS: AGC	10,000,000	10,920,400
Chicago, IL, Park District, Harbor Facilities, Series D, 5.0%, 1/1/2024	1,000,000	1,147,120
Chicago, IL, Waterworks Revenue:
4.0%, 11/1/2021	1,000,000	1,096,710
5.0%, 11/1/2021	500,000	581,945
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series B, 5.0%, 12/15/2026	5,000,000	5,659,900
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018, INS: NATL	2,000,000	2,234,320
Illinois, Railsplitter Tobacco Settlement Authority Revenue:
5.0%, 6/1/2019	3,500,000	4,046,805
5.25%, 6/1/2020	3,000,000	3,529,140
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024, INS: NATL	5,000,000	6,248,900
Illinois, State Finance Authority Revenue, Northwestern University, Series C, 0.03%*, 12/1/2034	10,000,000	10,000,000
Illinois, State General Obligation:
4.0%, 8/1/2014	10,000,000	10,064,400
Series A, 5.0%, 4/1/2015	4,500,000	4,675,095
5.5%, 7/1/2024	2,000,000	2,329,300
Illinois, State Toll Highway Authority Revenue:
Series A, 5.0%, 1/1/2027	1,250,000	1,448,738
Series A, 5.0%, 1/1/2028	1,250,000	1,435,425
Series A-1, 5.25%, 1/1/2030	5,000,000	5,633,400
Illinois, State Unemployment Insurance Fund, Building Receipts Revenue, Series B, 5.0%, 12/15/2019	1,120,000	1,174,421
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,160,270
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	930,000	932,195
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015, INS: AMBAC	3,860,000	4,029,994
Series A, 5.5%, 4/1/2016, INS: AMBAC	3,580,000	3,907,749
		91,202,676
Indiana 1.9%
Indiana, Finance Authority, Water Utility Revenue, Citizens Energy, 3.0%, 10/1/2014	1,800,000	1,817,316
Indiana, State Finance Authority Revenue, State Revolving Fund Program, Series B, 5.0%, 2/1/2029	2,240,000	2,616,096
Indiana, State Finance Authority, Economic Development Revenue, Republic Services, Inc. Project, Series B, 0.32%*, Mandatory Put 9/2/2014 @ 100, 5/1/2028	4,500,000	4,500,000
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	12,294,600
Indiana, Wastewater Utility Revenue, CWA Authority Project, Series A, 5.0%, 10/1/2027	1,565,000	1,811,785
Indianapolis, IN, Local Public Improvement Bond Bank, Series K, 5.0%, 6/1/2026	5,355,000	5,973,877
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019, INS: NATL	2,000,000	2,299,140
		31,312,814
Iowa 0.7%
Iowa, State Finance Authority, Health Facilities Revenue, Iowa Health System, 5.25%, 2/15/2029, INS: AGC	10,000,000	11,248,500
Kansas 1.1%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014, INS: AGMC	2,220,000	2,256,808
Kansas, State Department of Transportation Highway Revenue, Series A-2, 0.29%**, 9/1/2014	1,135,000	1,135,567
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, 5.5%, 11/15/2022	4,470,000	5,225,430
Kansas, State Development Finance Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	7,500,000	8,437,725
		17,055,530
Kentucky 0.5%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019, INS: NATL	1,000,000	1,185,060
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives:
Series A, 5.0%, 12/1/2023	2,600,000	3,001,310
Series A, 5.0%, 12/1/2024	3,000,000	3,436,680
		7,623,050
Louisiana 0.2%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, 5.0%, 10/1/2027, INS: AGC	1,365,000	1,476,930
Louisiana, Regional Transit Authority, Sales Tax Revenue, 5.0%, 12/1/2025, INS: AGMC	1,550,000	1,738,945
		3,215,875
Maine 0.5%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,743,018
Maryland 0.3%
Maryland, General Obligation, State & Local Facilities Loan, Series 2, Prerefunded 8/1/2017 @ 100, 5.0%, 8/1/2019	5,000,000	5,693,500
Massachusetts 2.7%
Massachusetts, Metropolitan Boston Transit Parking Corp., Systemwide Parking Revenue, Senior Lien, 5.0%, 7/1/2028	3,760,000	4,220,149
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-3, 5.0%, 1/1/2022	9,210,000	11,042,053
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series M-3, 0.61%**, Mandatory Put 1/30/2018 @ 100, 7/1/2038	4,975,000	4,975,398
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015, INS: NATL	1,000,000	1,074,360
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 6.0%, 7/1/2024	5,000,000	5,843,400
Massachusetts, State Housing Finance Agency, Series 162, 2.75%, 12/1/2041	1,315,000	1,357,632
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.0%, 10/15/2027	7,000,000	8,425,130
Massachusetts, State Water Resources Authority, Series C, 5.0%, 8/1/2029	6,000,000	6,895,920
		43,834,042
Michigan 2.3%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016, INS: AMBAC	5,000,000	4,911,900
Detroit, MI, City School District Building & Site:
Series A, 5.0%, 5/1/2020	3,110,000	3,511,314
Series A, 5.0%, 5/1/2021	2,100,000	2,372,139
Michigan, State Building Authority Revenue, Facilities Program, Series II-A, 5.0%, 10/15/2024	1,610,000	1,846,590
Michigan, State Finance Authority Revenue, Local Government Loan Program, Series C, 3.0%, 11/1/2014	500,000	504,950
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series B, 5.0%, 7/1/2021	11,825,000	13,698,198
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,742,821
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,415,260
		37,003,172
Minnesota 0.7%
Minnesota, State General Fund Revenue, Series B, 5.0%, 3/1/2023	5,945,000	7,137,329
Minnesota, State General Obligation:
5.0%, 6/1/2020	745,000	812,832
Prerefunded 6/1/2016 @ 100, 5.0%, 6/1/2020	3,790,000	4,145,957
		12,096,118
Mississippi 1.2%
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,355,000	2,355,542
Mississippi, Development Bank Special Obligation, Department of Corrections:
Series C, 5.25%, 8/1/2027	6,110,000	6,871,489
Series D, 5.25%, 8/1/2027	5,000,000	5,623,150
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	2,215,000	2,348,764
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015, INS: NATL	2,845,000	2,938,543
		20,137,488
Missouri 0.6%
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center:
Series A, 5.0%, 6/1/2022	1,570,000	1,842,960
Series A, 5.0%, 6/1/2023	1,375,000	1,598,493
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,541,856
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	1,280,000	1,358,950
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	785,000	842,564
		9,184,823
Nebraska 0.7%
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series E, 3.0%, 3/1/2043	2,280,000	2,384,561
Series C, 4.5%, 9/1/2043	8,170,000	8,785,446
		11,170,007
Nevada 0.9%
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,469,430
5.0%, 6/1/2025	3,190,000	3,640,620
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,464,260
Nevada, State Unemployment Compensation Fund, Special Revenue, 4.0%, 12/1/2015	4,300,000	4,544,842
		15,119,152
New Hampshire 0.2%
New Hampshire, State Turnpike Systems:
Series B, 5.0%, 2/1/2020	1,575,000	1,856,264
Series B, 5.0%, 2/1/2024	1,775,000	2,069,064
		3,925,328
New Jersey 2.8%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, ETM, 5.375%, 6/15/2014	2,280,000	2,284,993
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series O, Prerefunded 3/1/2015 @ 100, 5.0%, 3/1/2017	3,300,000	3,419,394
New Jersey, State Building Authority, Series A, 5.0%, 6/15/2015	1,740,000	1,826,617
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2020	2,500,000	2,885,000
5.0%, 6/15/2021	5,000,000	5,754,550
5.0%, 6/15/2023	4,000,000	4,562,120
New Jersey, State Economic Development Authority Revenue, School Facilities Construction:
Series W, 5.0%, 3/1/2019	935,000	1,059,421
Series W, Prerefunded 3/1/2018 @ 100, 5.0%, 3/1/2019	2,065,000	2,384,910
Series NN, 5.0%, 3/1/2025	5,000,000	5,760,550
Series NN, 5.0%, 3/1/2026	2,500,000	2,847,600
New Jersey, State Transportation Trust Fund Authority:
Series B, 5.25%, 6/15/2025	5,000,000	5,775,900
Series B, 5.25%, 6/15/2026	5,000,000	5,736,150
		44,297,205
New Mexico 0.2%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
"I", Series E, 5.3%, 9/1/2040	1,130,000	1,178,873
"I", Series D, 5.35%, 9/1/2040	980,000	1,048,953
Series I-B-2, 5.65%, 9/1/2039	535,000	582,315
		2,810,141
New York 9.5%
New York, Metropolitan Transportation Authority Revenue:
Series D-2B, 0.704%**, Mandatory Put 5/15/2018 @ 100, 11/1/2032, INS: AGMC	4,200,000	4,203,486
Series B-2, 5.0%, 11/15/2021	5,000,000	5,953,450
Series A, 5.5%, 11/15/2014, INS: AMBAC	5,000,000	5,123,450
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.03%*, 11/1/2031, LOC: Morgan Stanley Bank	930,000	930,000
New York, State Dormitory Authority Personal Income Tax Revenue:
Series A, 5.0%, 3/15/2019	5,000,000	5,588,750
Series A, 5.0%, 12/15/2021	3,000,000	3,644,580
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering, Series 1, 4.0%, 7/1/2021	1,500,000	1,704,180
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.0%, 7/1/2021	1,000,000	1,151,920
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 2/15/2022	2,065,000	2,504,659
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2029	10,000,000	11,644,900
New York, State Thruway Authority, Series J, 5.0%, 1/1/2028	10,000,000	11,587,500
New York, State Thruway Authority General Revenue, Junior Indebtedness, Series A, 5.0%, 5/1/2019	2,690,000	3,143,023
New York, Tobacco Settlement Financing Corp. Revenue, Asset Backed, Series B, 5.0%, 6/1/2020	1,250,000	1,356,375
New York, Utility Debt Securitization Authority, Restructuring Revenue, Series TE, 5.0%, 12/15/2016	18,000,000	18,475,560
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	11,596,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Generation Resolution, Series FF-1, 0.07%*, 6/15/2044, SPA: Bank of America NA	1,100,000	1,100,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 144A, 0.04%*, 11/15/2028, SPA: TD Bank NA	18,300,000	18,300,000
Series B1, 5.0%, 11/1/2027	750,000	898,733
Series B1, 5.0%, 11/1/2028	1,175,000	1,396,205
Series D-1, 5.0%, 11/1/2028	9,715,000	11,371,796
Series E-1, 5.0%, 2/1/2029	3,055,000	3,492,079
Series B1, 5.0%, 11/1/2029	935,000	1,102,739
New York, NY, General Obligation:
Series F, 5.0%, 8/1/2024	9,000,000	10,604,070
Series D-1, 5.0%, 8/1/2029	8,620,000	9,959,117
Triborough, NY, Bridge & Tunnel Authority Revenues, Series A, 5.0%, 11/15/2028	4,975,000	5,792,890
		152,625,462
North Carolina 1.3%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,124,780
North Carolina, Eastern Municipal Power Agency Systems Revenue, Series B, 5.0%, 1/1/2026	4,200,000	4,622,520
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,250,800
North Carolina, State Capital Improvement Obligation, Series A, 5.0%, 5/1/2024	10,745,000	12,428,849
		20,426,949
North Dakota 0.1%
Fargo, ND, Sanford Health Systems Revenue, 5.5%, 11/1/2021	1,250,000	1,509,513
Ohio 2.4%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2027	3,000,000	3,334,410
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2023	5,125,000	6,336,704
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series D, 5.0%, 11/15/2024	2,800,000	3,223,696
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project:
Series B, 5.0%, 2/15/2020	1,130,000	1,329,852
Series B, 5.0%, 2/15/2021	1,300,000	1,536,847
Ohio, State Air Quality Development Authority, State Valley Electric Corp., Series A, 0.05%*, 2/1/2026, LOC: Bank of Nova Scotia	4,000,000	4,000,000
Ohio, State Capital Facilities Lease Appropriation-Administration Building Fund Projects, Series A, 5.0%, 10/1/2022	2,355,000	2,841,213
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,398,905
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030, INS: AGMC	5,000,000	5,488,450
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	875,000	940,039
Ohio, State Solid Waste Revenue, Republic Services, Inc. Project, 0.32%*, Mandatory Put 9/2/2014 @ 100, 11/1/2035	3,000,000	3,000,000
Ohio, State Turnpike Commission, Infrastructure Projects, Series A-1, 5.25%, 2/15/2029	1,310,000	1,512,094
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015, INS: AGMC	2,280,000	2,403,051
		38,345,261
Oklahoma 0.1%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,507,005
Oregon 2.0%
Clackamas County, OR, North Clackamas School District No. 12, Convertible Deferred Interest, Series B, 5.0%, 6/15/2027, INS: AGMC	6,535,000	7,251,955
Oregon, State Department of Administrative Services Lottery Revenue, Series A, 5.25%, 4/1/2028	2,000,000	2,411,200
Oregon, State General Obligation:
Series L, 5.0%, 5/1/2025	3,000,000	3,517,170
Series J, 5.0%, 5/1/2029	5,425,000	6,209,455
Port of Portland, OR, Airport Revenue, Passenger Facility Charge, Portland International Airport:
Series A, 5.5%, 7/1/2026	4,025,000	4,653,262
Series A, 5.5%, 7/1/2029	7,000,000	7,982,380
		32,025,422
Pennsylvania 2.0%
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,179,180
Pennsylvania, Saint Mary Hospital Authority, Health System Revenue, Catholic Health East, Series A, 5.0%, 11/15/2021	8,000,000	9,307,520
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
Series A, 4.0%, 7/1/2014	6,000,000	6,020,220
Series B, 5.0%, 7/1/2021	2,215,000	2,521,689
Pennsylvania, State Industrial Development Authority, Economic Development, 4.0%, 7/1/2014	1,830,000	1,836,021
Pennsylvania, State Turnpike Commission Revenue:
Series B-1, 0.94%**, 12/1/2020	3,000,000	3,009,240
Series B, 1.21%**, 12/1/2019	500,000	507,060
Series C, 5.5%, 12/1/2026	2,120,000	2,547,943
Series C, 5.5%, 12/1/2027	2,820,000	3,370,802
Series C, 5.5%, 12/1/2028	1,000,000	1,188,530
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	435,000	441,068
		31,929,273
Puerto Rico 0.5%
Puerto Rico, Electric Power Authority Revenue, Series NN, 5.25%, 7/1/2021, INS: NATL	3,000,000	3,156,480
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.5%, 8/1/2028	4,955,000	4,382,697
Series A, Prerefunded 8/1/2019 @ 100, 5.5%, 8/1/2028	45,000	54,686
		7,593,863
Rhode Island 0.3%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017, INS: AGMC	5,000,000	5,486,700
South Carolina 0.2%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2025	2,755,000	3,076,949
Tennessee 0.8%
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	7,070,000	7,429,297
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	2,385,000	2,611,790
Series 1C, 4.5%, 7/1/2037	2,540,000	2,840,965
		12,882,052
Texas 18.7%
Allen, TX, Independent School District, 5.0%, 2/15/2025	1,640,000	1,958,619
Alvin, TX, Independent School District, School House, Series B, 2.0%, Mandatory Put 8/15/2015 @ 100, 2/15/2039	3,750,000	3,821,775
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014, INS: NATL	1,160,000	1,177,771
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,642,150
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,454,791
5.0%, 2/15/2021	1,850,000	2,067,098
Dallas, TX, Certificates Obligation, 5.0%, 2/15/2021	1,955,000	2,361,347
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2029	4,000,000	4,636,080
5.0%, 10/1/2030	5,000,000	5,772,800
Dallas-Fort Worth, TX, International Airport Revenue, Series B, 5.0%, 11/1/2028	5,000,000	5,669,400
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,633,675
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,306,520
Fort Worth, TX, Independent School District, School Building, 5.0%, 2/15/2028	9,210,000	10,799,001
Gulf Coast, TX, Waste Disposal Authority, Exxon Mobil Project, 0.06%*, 6/1/2020	1,000,000	1,000,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System:
Series B, 0.26%**, 6/1/2014	420,000	419,996
Series B, 0.36%**, 6/1/2015	1,000,000	1,000,390
Series B, 0.65%**, Mandatory Put 12/1/2019 @ 100, 12/1/2042 (a)	6,000,000	6,000,360
Harris County, TX, Flood Control District, Contract Tax, Series A, 5.0%, 10/1/2029	5,000,000	5,750,550
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax, Series A, 5.0%, 11/1/2031	2,795,000	3,163,297
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2028	10,000,000	11,670,500
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	12,190,000	13,934,389
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2026	4,000,000	4,500,440
Series B, 5.0%, 7/1/2027	9,600,000	10,869,984
Series A, 5.25%, 7/1/2029	8,000,000	9,057,280
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2026	8,000,000	9,238,560
Houston, TX, Utility Systems Revenue:
Series C, 5.0%, 5/15/2022	2,000,000	2,427,880
Series A, 5.25%, 11/15/2028	2,500,000	3,004,200
Humble, TX, Independent School District, School Building, Series A, 5.0%, 2/15/2029	1,335,000	1,544,181
Lewisville, TX, Independent School District, School Building, 5.0%, 8/15/2026	6,360,000	7,406,983
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,297,660
Lubbock, TX, General Obligation, 5.0%, 2/15/2029	2,000,000	2,275,840
Mission, TX, State Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc., Series A, 0.35%*, Mandatory Put 7/1/2014 @ 100, 1/1/2020	5,055,000	5,055,000
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%*, Mandatory Put 1/1/2016 @ 100, 1/1/2038	4,900,000	5,270,538
Series A, 6.0%, 1/1/2022	7,000,000	8,054,620
North Texas, Tollway Authority Revenue, Special Projects Systems:
Series D, 5.25%, 9/1/2027	9,080,000	10,622,601
Series A, 5.5%, 9/1/2028	1,240,000	1,471,595
Pasadena, TX, Independent School District, 5.0%, 2/15/2027	6,960,000	8,095,176
Plano, TX, General Obligation, 5.0%, 9/1/2029	1,635,000	1,828,976
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	8,151,920
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014, INS: NATL	3,000,000	3,027,510
San Antonio, TX, Water Systems Revenue, Junior Lien, Series E, 5.0%, 5/15/2027	1,900,000	2,240,119
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,220,980
Series A, 5.0%, 2/15/2019	2,480,000	2,748,361
Series A, 5.0%, 2/15/2020	6,180,000	6,839,962
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2023	2,500,000	2,854,625
Texas, Dallas-Fort Worth International Airport Revenue:
Series A, 5.0%, 11/1/2018	1,000,000	1,163,130
Series A, 5.0%, 11/1/2019	1,250,000	1,470,525
Series D, 5.0%, 11/1/2024	2,250,000	2,633,963
Series C, 5.0%, 11/1/2025	4,605,000	5,365,332
Series C, 5.0%, 11/1/2026	3,290,000	3,821,467
Texas, Grapevine-Colleyville Independent School District Building, 5.0%, 8/15/2031	3,465,000	3,936,309
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014, INS: NATL	1,760,000	1,759,331
ETM, Zero Coupon, 9/1/2014, INS: NATL	40,000	39,986
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017, GTY: The Goldman Sachs Group, Inc.	5,690,000	6,303,098
5.5%, 8/1/2020, GTY: The Goldman Sachs Group, Inc.	3,790,000	4,405,572
Texas, State Department of Housing & Community Affairs, Residential Mortgage Revenue, Series A, 5.375%, 1/1/2039	3,680,000	4,009,286
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue, 5.0%, 12/15/2022	5,000,000	5,716,100
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022	10,000,000	11,171,900
Texas, State Transportation Commission, State Highway Fund Revenue, Series B, 0.41%**, Mandatory Put 4/1/2017 @ 100, 4/1/2032	3,000,000	3,001,290
Texas, State Veterans Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,767,720
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, Prerefunded 7/15/2014 @ 100, 5.0%, 7/15/2017	3,000,000	3,018,300
Series A, 5.0%, 7/15/2020	3,150,000	3,544,191
Series B, 5.25%, 7/15/2021	3,000,000	3,408,420
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,935,970
5.0%, 12/15/2027	2,770,000	3,068,412
5.0%, 12/15/2028	2,905,000	3,208,137
Williamson County, TX, Limited Tax-Park, 3.0%*, Mandatory Put 8/15/2015 @ 100, 8/15/2034	7,500,000	7,723,950
		300,817,889
Utah 0.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	205,000	205,792
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	3,268,327
		3,474,119
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2019	1,250,000	1,431,688
Washington 6.8%
King County, WA, Public Hospital District No. 2:
5.0%, 12/1/2021	6,670,000	7,913,755
5.0%, 12/1/2022	6,865,000	8,138,526
Seattle, WA, Municipal Light & Power Revenue, Series B, 5.0%, 2/1/2025	7,250,000	8,357,510
Seattle, WA, Water System Revenue:
5.0%, 2/1/2020	3,870,000	4,429,640
5.0%, 2/1/2025, INS: AGMC	5,695,000	6,292,804
Washington, State Economic Development Finance Authority, Solid Waste Dispensary Revenue, Waste Management, Inc., Series D, 2.0%, Mandatory Put 9/2/2014 @ 100, 11/1/2017	5,000,000	5,017,100
Washington, State General Obligation:
Series R-2014A, 3.0%, 7/1/2015	5,000,000	5,156,550
Series 2011-A, 5.0%, 8/1/2028	15,000,000	17,516,250
Series 2011-A, 5.0%, 8/1/2031	17,845,000	20,431,633
Series A, 5.0%, 8/1/2032	14,000,000	15,935,920
Washington, State Housing Finance Commission, Homeownership Program, Series A, 4.7%, 10/1/2028	805,000	859,370
Washington, State Motor Vehicle Fuel Tax:
Series B, 5.0%, 7/1/2025, INS: AGMC	2,000,000	2,244,540
Series 2010-B, 5.0%, 8/1/2027	6,000,000	7,081,140
		109,374,738
West Virginia 0.2%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015, INS: NATL	2,940,000	3,080,620
Wisconsin 1.5%
Wisconsin, State Clean Water Revenue:
Series 1, 5.0%, 6/1/2031	2,500,000	2,856,700
Series 3, 5.5%, 6/1/2025	5,000,000	5,844,550
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	6,030,800
Wisconsin, State General Obligation:
Series 1, 5.0%, 5/1/2027	3,000,000	3,561,540
Series A, 5.25%, 5/1/2026	3,500,000	4,141,060
Wisconsin, State Health & Educational Facilities Authority Revenue, Children's Hospital of Wisconsin, Series B, 5.375%, 8/15/2024	1,000,000	1,128,880
		23,563,530

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,479,863,611)†	99.0	1,591,479,282
Other Assets and Liabilities, Net	1.0	16,816,466
Net Assets	100.0	1,608,295,748

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2014.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2014.

† The cost for federal income tax purposes was $1,479,197,309. At May 31, 2014, net unrealized appreciation for all securities based on tax cost was $112,281,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $113,485,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,203,639.

(a) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (b)	$—	$1,591,479,282	$—	$1,591,479,282
Total	$—	$1,591,479,282	$—	$1,591,479,282

There have been no transfers between fair value measurement levels during the year ended May 31, 2014.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014
Assets
Investments in securities, at value (cost $1,479,863,611)	$1,591,479,282
Cash	1,936,125
Receivable for investments sold	960,096
Receivable for Fund shares sold	3,126,031
Interest receivable	20,076,044
Due from Advisor	13,066
Other assets	71,141
Total assets	1,617,661,785
Liabilities
Payable for investments purchased — when-issued securities	6,000,000
Payable for Fund shares redeemed	1,482,410
Distributions payable	591,391
Accrued management fee	428,157
Accrued Trustees' fees	8,532
Other accrued expenses and payables	855,547
Total liabilities	9,366,037
Net assets, at value	$1,608,295,748
Net Assets Consist of
Undistributed net investment income	707,752
Net unrealized appreciation (depreciation) on investments	111,615,671
Accumulated net realized gain (loss)	(18,052,790)
Paid-in capital	1,514,025,115
Net assets, at value	$1,608,295,748

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($335,034,843 ÷ 28,053,959 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.94
Maximum offering price per share (100 ÷ 97.25 of $11.94)	$12.28
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($573,949 ÷ 48,024 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.95
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($75,930,147 ÷ 6,360,325 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.94
Class S Net Asset Value, offering and redemption price per share ($663,132,436 ÷ 55,514,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.95
Institutional Class Net Asset Value, offering and redemption price per share ($533,624,373 ÷ 44,668,631 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2014
Investment Income
Income: Interest	$57,049,125
Expenses: Management fee	5,215,019
Administration fee	1,655,562
Services to shareholders	2,016,004
Distribution and service fees	1,763,359
Custodian fee	22,461
Professional fees	108,523
Reports to shareholders	90,615
Registration fees	137,574
Trustees' fees and expenses	50,418
Other	121,448
Total expenses before expense reductions	11,180,983
Expense reductions	(429,330)
Total expenses after expense reductions	10,751,653
Net investment income	46,297,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(15,643,821)
Change in net unrealized appreciation (depreciation) on investments	(2,756,674)
Net gain (loss)	(18,400,495)
Net increase (decrease) in net assets resulting from operations	$27,896,977

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$46,297,472	$49,002,797
Net realized gain (loss)	(15,643,821)	1,631,118
Change in net unrealized appreciation (depreciation)	(2,756,674)	(16,073,074)
Net increase (decrease) in net assets resulting from operations	27,896,977	34,560,841
Distributions to shareholders from: Net investment income: Class A	(9,750,401)	(11,676,690)
Class B	(14,092)	(18,145)
Class C	(1,591,483)	(1,751,653)
Class S	(19,545,974)	(20,968,511)
Institutional Class	(15,233,341)	(14,452,982)
Total distributions	(46,135,291)	(48,867,981)
Fund share transactions: Proceeds from shares sold	546,190,897	866,892,556
Reinvestment of distributions	36,884,798	37,000,366
Payments for shares redeemed	(858,446,287)	(656,727,782)
Net increase (decrease) in net assets from Fund share transactions	(275,370,592)	247,165,140
Increase (decrease) in net assets	(293,608,906)	232,858,000
Net assets at beginning of period	1,901,904,654	1,669,046,654
Net assets at end of period (including undistributed net investment income of $707,752 and $703,471, respectively)	$1,608,295,748	$1,901,904,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.99	$12.07	$11.40	$11.46		$11.15
Income from investment operations: Net investment income	.31	.30	.35	.36		.40
Net realized and unrealized gain (loss)	(.05)	(.08)	.67	(.06)		.32
Total from investment operations	.26	.22	1.02	.30		.72
Less distributions from: Net investment income	(.31)	(.30)	(.35)	(.36)		(.40)
Net realized gains	—	—	—	—		(.01)
Total distributions	(.31)	(.30)	(.35)	(.36)		(.41)
Net asset value, end of period	$11.94	$11.99	$12.07	$11.40		$11.46
Total Return (%)a	2.25	1.80	9.08	2.71		6.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	335	466	426	349		296
Ratio of expenses (including interest expense) (%)	.78	.78	.78	.76	b	.79	b
Ratio of expenses (excluding interest expense) (%)	.78	.78	.78	.76		.77
Ratio of net investment income (%)	2.66	2.45	2.99	3.21		3.51
Portfolio turnover rate (%)	67	35	48	50		59
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class B	2014		2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$12.00		$12.08	$11.41	$11.47		$11.16
Income from investment operations: Net investment income	.22		.20	.26	.27		.30
Net realized and unrealized gain (loss)	(.05)		(.08)	.67	(.06)		.32
Total from investment operations	.17		.12	.93	.21		.62
Less distributions from: Net investment income	(.22)		(.20)	(.26)	(.27)		(.30)
Net realized gains	—		—	—	—		(.01)
Total distributions	(.22)		(.20)	(.26)	(.27)		(.31)
Net asset value, end of period	$11.95		$12.00	$12.08	$11.41		$11.47
Total Return (%)a	1.46	b	1.00	8.20	1.87		5.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	1	2		2
Ratio of expenses before expense reductions (including interest expense) (%)	1.60		1.56	1.57	1.58	c	1.61	c
Ratio of expenses after expense reductions (including interest expense) (%)	1.56		1.56	1.57	1.58	c	1.61	c
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56		1.56	1.57	1.58		1.59
Ratio of net investment income (%)	1.88		1.67	2.20	2.39		2.69
Portfolio turnover rate (%)	67		35	48	50		59
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class C	2014		2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.99		$12.07	$11.40	$11.46		$11.15
Income from investment operations: Net investment income	.22		.21	.26	.27		.31
Net realized and unrealized gain (loss)	(.05)		(.08)	.67	(.06)		.32
Total from investment operations	.17		.13	.93	.21		.63
Less distributions from: Net investment income	(.22)		(.21)	(.26)	(.27)		(.31)
Net realized gains	—		—	—	—		(.01)
Total distributions	(.22)		(.21)	(.26)	(.27)		(.32)
Net asset value, end of period	$11.94		$11.99	$12.07	$11.40		$11.46
Total Return (%)a	1.48	b	1.03	8.26	1.91		5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76		106	92	66		57
Ratio of expenses before expense reductions (including interest expense) (%)	1.55		1.54	1.53	1.55	c	1.57	c
Ratio of expenses after expense reductions (including interest expense) (%)	1.54		1.54	1.53	1.55	c	1.57	c
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.54		1.54	1.53	1.55		1.55
Ratio of net investment income (%)	1.90		1.69	2.23	2.42		2.73
Portfolio turnover rate (%)	67		35	48	50		59
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Class S	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.99		$12.07		$11.41		$11.47		$11.15
Income from investment operations: Net investment income	.34		.32		.37		.38		.41
Net realized and unrealized gain (loss)	(.05)		(.08)		.66		(.06)		.33
Total from investment operations	.29		.24		1.03		.32		.74
Less distributions from: Net investment income	(.33)		(.32)		(.37)		(.38)		(.41)
Net realized gains	—		—		—		—		(.01)
Total distributions	(.33)		(.32)		(.37)		(.38)		(.42)
Net asset value, end of period	$11.95		$11.99		$12.07		$11.41		$11.47
Total Return (%)	2.57	a	1.97	a	9.17	a	2.88	a	6.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	663		809		749		667		590
Ratio of expenses before expense reductions (including interest expense) (%)	.63		.61		.61		.63	b	.64	b
Ratio of expenses after expense reductions (including interest expense) (%)	.57		.61		.60		.59	b	.64	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	.57		.61		.60		.59		.62
Ratio of net investment income (%)	2.88		2.62		3.16		3.38		3.66
Portfolio turnover rate (%)	67		35		48		50		59
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended May 31,
Institutional Class	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$12.00	$12.08	$11.41	$11.47		$11.15
Income (loss) from investment operations: Net investment income	.34	.33	.38	.39		.43
Net realized and unrealized gain (loss)	(.05)	(.08)	.67	(.06)		.33
Total from investment operations	.29	.25	1.05	.33		.76
Less distributions from: Net investment income	(.34)	(.33)	(.38)	(.39)		(.43)
Net realized gains	—	—	—	—		(.01)
Total distributions	(.34)	(.33)	(.38)	(.39)		(.44)
Net asset value, end of period	$11.95	$12.00	$12.08	$11.41		$11.47
Total Return (%)	2.53	2.07	9.37	2.98		6.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	534	520	401	304		230
Ratio of expenses (including interest expense) (%)	.52	.51	.50	.49	a	.51	a
Ratio of expenses (excluding interest expense) (%)	.52	.51	.50	.49		.49
Ratio of net investment income (%)	2.93	2.71	3.26	3.48		3.79
Portfolio turnover rate (%)	67	35	48	50		59
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $18,719,000, including $1,320,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2018, the expiration date, whichever occurs first; and approximately $17,399,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($10,914,000) and long-term losses ($6,485,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$1,299,143
Capital loss carryforward	$(18,719,000)
Net unrealized appreciation (depreciation) on investments	$112,281,973

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2014	2013
Distributions from tax-exempt income	$46,135,291	$48,867,981

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $1,100,110,497 and $1,343,482,692, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%
Class S	.61%
Institutional Class	.61%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each of class as follows:
Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.54%
Institutional Class	.54%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2014, the Administration Fee was $1,655,562, of which $135,923 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2014
Class A	$19,872	$—	$7,564
Class B	261	261	—
Class C	8,024	5,510	2,514
Class S	144,443	144,443	—
Institutional Class	62,006	—	19,324
	$234,606	$150,214	$29,402

In addition, for the year ended May 31, 2014, the Advisor reimbursed the Fund $279,105 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class B	$5,669	$390
Class C	632,504	48,288
	$638,173	$48,678

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2014	Annual Effective Rate
Class A	$912,666	$—	$138,444	.25%
Class B	1,888	11	253	.25%
Class C	210,632	—	32,165	.25%
	$1,125,186	$11	$170,862

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2014 aggregated $8,096.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2014, the CDSC for Class B and C shares aggregated $1,715 and $17,546, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2014, DIDI received $36,477 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,594, of which $8,833 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,857,946	$56,508,669	13,776,730	$167,737,189
Class B	4,350	50,202	133	1,624
Class C	780,647	9,069,344	2,960,490	36,013,714
Class S	14,626,755	170,056,279	24,423,190	297,218,157
Institutional Class	26,691,507	310,506,403	30,087,296	365,921,872
		$546,190,897		$866,892,556
Shares issued to shareholders in reinvestment of distributions
Class A	724,514	$8,408,607	811,358	$9,869,950
Class B	986	11,454	1,154	14,053
Class C	93,199	1,081,098	94,990	1,155,191
Class S	1,130,819	13,143,148	1,033,664	12,574,950
Institutional Class	1,224,805	14,240,491	1,099,777	13,386,222
		$36,884,798		$37,000,366
Shares redeemed
Class A	(16,381,868)	$(190,037,251)	(11,018,292)	$(134,070,756)
Class B	(28,568)	(333,954)	(30,009)	(366,275)
Class C	(3,335,512)	(38,597,894)	(1,857,996)	(22,601,955)
Class S	(27,706,418)	(320,400,623)	(20,043,967)	(244,009,191)
Institutional Class	(26,622,255)	(309,076,565)	(20,990,179)	(255,679,605)
		$(858,446,287)		$(656,727,782)
Net increase (decrease)
Class A	(10,799,408)	$(125,119,975)	3,569,796	$43,536,383
Class B	(23,232)	(272,298)	(28,722)	(350,598)
Class C	(2,461,666)	(28,447,452)	1,197,484	14,566,950
Class S	(11,948,844)	(137,201,196)	5,412,887	65,783,916
Institutional Class	1,294,057	15,670,329	10,196,894	123,628,489
		$(275,370,592)		$247,165,140

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Intermediate Tax/AMT Free Fund will be renamed Deutsche Intermediate Tax/AMT Free Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,046.80	$1,042.70	$1,042.80	$1,048.00	$1,048.10
Expenses Paid per $1,000*	$3.93	$7.84	$7.84	$2.76	$2.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,021.09	$1,017.25	$1,017.25	$1,022.24	$1,022.34
Expenses Paid per $1,000*	$3.88	$7.75	$7.75	$2.72	$2.62

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.77%	1.54%	1.54%	.54%	.52%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2014, 100% are designated as exempt-interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Intermediate Tax/AMT Free Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	104	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	104	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	104	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	104	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6,9 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of June 16, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DIT FF-2
(R-027918-3 7/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$78,129	$0	$0	$0
2013	$77,597	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$51,500	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$66,535	$0	$66,535
2013	$0	$51,500	$0	$51,500

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014